UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2017

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated by reference herein is a press release dated December 15, 2017 issued by Express Scripts Holding Company (the “Company”).

The information provided pursuant to this Item 7.01 is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent set forth by specific reference in any such filing.

Item 8.01.	Other Events

Share Repurchase Authorization

On December 13, 2017, the Board of Directors of the Company approved an increase in the authorized number of shares that may be repurchased under the Company’s share repurchase program (the “Repurchase Program”) by an additional 45 million shares, or a total authorization of 375 million shares (including shares previously purchased), of the Company’s common stock (as adjusted for any subsequent stock split, stock dividend or similar transaction). The purchases may be effected by means of open market transactions, privately negotiated transactions, accelerated share repurchase programs, or otherwise, at management’s discretion, including pursuant to a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There can be no assurance as to the precise number of shares that will be repurchased under the Repurchase Program, the aggregate dollar amount of the shares purchased, or the timing of any repurchases. The Repurchase Program is of indefinite duration and depending on market conditions, regulatory, legal and contractual requirements and other factors, repurchases may be made at any time or from time to time, without prior notice.

Acquisition of eviCore healthcare

As previously disclosed, on October 9, 2017, the Company, Oz Parent, Inc., a wholly owned subsidiary of the Company (“Buyer”), and certain of their subsidiaries (the “Merger Subs”) entered into a Transaction Agreement and Plan of Merger (the “Merger Agreement”) with CareCore National Group, LLC (“CareCore”) and certain of its affiliates controlling the business known as eviCore healthcare.

On December 15, 2017, the Company completed the acquisition of eviCore healthcare. Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, the Merger Subs merged with into CareCore and certain of its affiliates such that eviCore healthcare is now owned, directly or indirectly, by Buyer and the Company.

Item 9.01	Financial Statements and Exhibits

(d) The following Exhibit is furnished as part of this report on Form 8-K.

Exhibit 99.1	Press Release, dated December 15, 2017.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: December 18, 2017	By:	/s/ Martin P. Akins
		Name:	Martin P. Akins
		Title:	Senior Vice President, General Counsel and Secretary